July 23, 2018                                        Exhibit 99.1
Park National Corporation reports financial results for second quarter and first half of 2018

NEWARK, Ohio - Park National Corporation (Park) (NYSE American: PRK) today reported financial results for the second quarter and first half of 2018 (three and six months ended June 30, 2018). Park's board of directors also declared a quarterly cash dividend of $0.96 per common share, payable on September 10, 2018 to common shareholders of record as of August 17, 2018.
Net Income Results
Park’s net income for the second quarter of 2018 was $28.2 million, a 48.4 percent increase from $19.0 million for the second quarter of 2017. Second quarter 2018 net income per diluted common share was $1.83, compared to $1.24 in the second quarter of 2017. Park's net income for the six months ended 2018 was $59.4 million, a 51.1 percent increase from $39.3 million for the six months ended 2017. Six months ended 2018 net income per diluted common share was $3.85, compared to $2.55 for the six months ended 2017. Increased net interest income, steady fee income, benefits from credit recoveries, decreased loan loss provision, federal tax changes, and other factors all contributed to Park’s net income results in the second quarter.
“We continue to focus on long-term plans to fuel and sustain loan growth and strong overall performance,” said Park Chief Executive Officer David L. Trautman. “We celebrated NewDominion Bank officially joining our organization on July 1st, and everyone is engaged in further fortifying that relationship and ensuring a smooth transition.”
Park's community-banking subsidiary, The Park National Bank, reported net income of $28.8 million for the second quarter of 2018, compared to $20.2 million for the second quarter of 2017 and $55.5 million for the six months ended 2018, compared to $41.6 million for the six months ended 2017.
Headquartered in Newark, Ohio, Park National Corporation had $7.5 billion in total assets (as of June 30, 2018). With the addition of NewDominion Bank effective July 1, 2018, the Park organization now consists of 11 community bank divisions, a non-bank subsidiary and two specialty finance companies. Park's banking operations are conducted through Park subsidiary The Park National Bank and its divisions, which include Fairfield National Bank Division, Richland Bank Division, Century National Bank Division, First-Knox National Bank Division, United Bank, N.A. Division, Second National Bank Division, Security National Bank Division, Unity National Bank Division, The Park National Bank of Southwest Ohio & Northern Kentucky Division, and NewDominion Bank Division. The Park organization also includes Scope Leasing, Inc. (d.b.a. Scope Aircraft Finance), Guardian Financial Services Company (d.b.a. Guardian Finance Company) and SE Property Holdings, LLC.
Complete financial tables are listed below…
Media contact: Bethany Lewis, 740.349.0421, blewis@parknationalbank.com
Investor contact: Brady Burt, 740.322.6844, bburt@parknationalbank.com
Park National Corporation
50 N. Third Street, Newark, Ohio 43055
www.parknationalcorp.com

Park National Corporation
50 N. Third Street, Newark, Ohio 43055
www.parknationalcorp.com

SAFE HARBOR STATEMENT UNDER THE PRIVATE SECURITIES LITIGATION REFORM ACT OF 1995
Park cautions that any forward-looking statements contained in this Current Report on Form 8-K or made by management of Park are provided to assist in the understanding of anticipated future financial performance. Forward-looking statements provide current expectations or forecasts of future events and are not guarantees of future performance.  The forward-looking statements are based on management’s expectations and are subject to a number of risks and uncertainties.  Although management believes that the expectations reflected in such forward-looking statements are reasonable, actual results may differ materially from those expressed or implied in such statements.  Risks and uncertainties that could cause actual results to differ materially include, without limitation: Park's ability to execute our business plan successfully and within the expected timeframe; general economic and financial market conditions, specifically in the real estate markets and the credit markets, either nationally or in the states in which Park and our subsidiaries do business, may experience a slowing or reversal of the recent economic expansion in addition to continuing residual effects of recessionary conditions and an uneven spread of positive impacts of recovery on the economy and our counterparties, resulting in adverse impacts on the demand for loan, deposit and other financial services, delinquencies, defaults and counterparties' ability to meet credit and other obligations; changes in interest rates and prices may adversely impact prepayment penalty income, mortgage banking income, the value of securities, loans, deposits and other financial instruments and the interest rate sensitivity of our consolidated balance sheet as well as reduce interest margins and impact loan demand; changes in consumer spending, borrowing and saving habits, whether due to the newly-enacted tax reform legislation, changing business and economic conditions, legislative and regulatory initiatives, or other factors; changes in unemployment; changes in customers', suppliers', and other counterparties' performance and creditworthiness; asset/liability repricing risks and liquidity risks; our liquidity requirements could be adversely affected by changes to regulations governing bank and bank holding company capital and liquidity standards as well as by changes in our assets and liabilities; competitive factors among financial services organizations could increase significantly, including product and pricing pressures, changes to third-party relationships and our ability to attract, develop and retain qualified bank professionals; clients could pursue alternatives to bank deposits, causing us to lose a relatively inexpensive source of funding; uncertainty regarding the nature, timing, cost and effect of changes in banking regulations or other regulatory or legislative requirements affecting the respective businesses of Park and our subsidiaries, including major reform of the regulatory oversight structure of the financial services industry and changes in laws and regulations concerning taxes, pensions, bankruptcy, consumer protection, rent regulation and housing, financial accounting and reporting, environmental protection, insurance, bank products and services, bank capital and liquidity standards, fiduciary standards, securities and other aspects of the financial services industry, specifically the reforms provided for in the Dodd-Frank Wall Street Reform and Consumer Protection Act of 2010 (the “Dodd-Frank Act”) and the Basel III regulatory capital reforms, as well as regulations already adopted and which may be adopted in the future by the relevant regulatory agencies, including the Consumer Financial Protection Bureau, the Office of the Comptroller of the Currency, the Federal Deposit Insurance Corporation, and the Federal Reserve Board, to implement the Dodd-Frank Act's provisions, and the Basel III regulatory capital reforms; the effect of changes in accounting policies and practices, as may be adopted by the Financial Accounting Standards Board, the SEC, the Public Company Accounting Oversight Board and other regulatory agencies, and the accuracy of our assumptions and estimates used to prepare our financial statements; changes in law and policy accompanying the current presidential administration, including the recently-enacted Tax Cuts and Jobs Act, and uncertainty or speculation pending the enactment of such changes; uncertainties in Park's preliminary review of, and additional analysis of, the impact of the Tax Cuts and Jobs Act; the effect of healthcare laws in the United States and potential changes for such laws which may increase our healthcare and other costs and negatively impact our operations and financial results; significant changes in the tax laws, which may adversely affect the fair values of net deferred tax assets and obligations of state and political subdivisions held in Park's investment securities portfolio; the effect of trade, monetary, fiscal and other governmental policies of the U.S. federal government, including money supply and interest rate policies of the Federal Reserve Board; disruption in the liquidity and other functioning of U.S. financial markets; the impact on financial markets and the economy of any changes in the credit ratings of the U.S. Treasury obligations and other U.S. government-backed debt, as well as issues surrounding the levels of U.S., European and Asian government debt and concerns regarding the creditworthiness of certain sovereign governments, supranationals and financial institutions in Europe and Asia; the uncertainty surrounding the actions to be taken to implement the referendum by United Kingdom voters to exit the European Union; our litigation and regulatory compliance exposure, including any adverse developments in legal proceedings or other claims and unfavorable resolution of regulatory and other governmental examinations or other inquiries; the adequacy of our risk management program; the impact of our ability to anticipate and respond to technological changes on our ability to respond to customer needs and meet competitive demands; the ability to secure confidential information and deliver products and services through the use of computer systems and telecommunications networks; a failure in or breach of our operational or security systems or infrastructure, or those of our third-party vendors and other service providers, resulting in failures or disruptions in customer account management, general ledger, deposit, loan, or other systems, including as a result of cyber attacks; operational issues stemming from and/or capital spending necessitated by, the potential need to adapt to industry changes in information technology systems on which Park and our subsidiaries are highly dependent; fraud, scams and schemes of third parties; the impact of widespread natural and other disasters, pandemics, dislocations, civil unrest, terrorist activities or international hostilities on the economy and financial markets generally or on us or our counterparties specifically; demand for loans in the respective market areas served by Park and our subsidiaries; the risk that the businesses of PNB and NewDominion Bank will not be integrated successfully following the recently-completed merger transaction involving Park, PNB and NewDominion Bank (the "NewDominion Transaction") or such integration may be more difficult, time-consuming or costly than expected; expected revenue synergies and cost savings from the NewDominion Transaction may not be fully realized within the expected timeframe; revenues following the NewDominion Transaction may be lower than expected; customer and employee relationships and business operations may be disrupted by the NewDominion Transaction; Park issued equity securities in the NewDominion Transaction, and may issue equity securities in connection with future acquisitions, which could cause ownership and economic dilution to Park's current shareholders; and other risk factors relating to the banking industry as detailed from time to time in Park's reports filed with the SEC including those described in "Item 1A. Risk Factors" of Part I of Park's Annual Report on Form 10-K for the fiscal year ended December 31, 2017. Park does not undertake, and specifically disclaims any obligation, to publicly release the results of any revisions that may be made to update any forward-looking statement to reflect the events or circumstances after the date on which the forward-looking statement was made, or reflect the occurrence of unanticipated events, except to the extent required by law.

Park National Corporation
50 N. Third Street, Newark, Ohio 43055
www.parknationalcorp.com

PARK NATIONAL CORPORATION
Financial Highlights
As of or for the three months ended June 30, 2018, March 31, 2018, and June 30, 2017

	2018	2018	2017	Percent change vs.
(in thousands, except share and per share data)	2nd QTR	1st QTR	2nd QTR	1Q '18	2Q '17
INCOME STATEMENT:
Net interest income	$64,742	$64,850	$59,778	(0.2)%	8.3%
Provision for loan losses	1,386	260	4,581	N.M.	N.M.
Other income	23,242	26,903	20,699	(13.6)%	12.3%
Other expense	52,534	54,308	49,554	(3.3)%	6.0%
Income before income taxes	$34,064	$37,185	$26,342	(8.4)%	29.3%
Federal income taxes	5,823	6,062	7,310	(3.9)%	(20.3)%
Net income	$28,241	$31,123	$19,032	(9.3)%	48.4%

MARKET DATA:
Earnings per common share - basic (b)	$1.85	$2.04	$1.24	(9.3)%	49.2%
Earnings per common share - diluted (b)	1.83	2.02	1.24	(9.4)%	47.6%
Cash dividends per common share	1.21	0.94	0.94	28.7%	28.7%
Book value per common share at period end	49.51	49.20	49.18	0.6%	0.7%
Market price per common share at period end	111.42	103.76	103.72	7.4%	7.4%
Market capitalization at period end	1,699,277	1,587,642	1,586,613	7.0%	7.1%

Weighted average common shares - basic (a)	15,285,532	15,288,332	15,297,085	—%	(0.1)%
Weighted average common shares - diluted (a)	15,417,607	15,431,328	15,398,865	(0.1)%	0.1%
Common shares outstanding at period end	15,251,095	15,301,103	15,297,080	(0.3)%	(0.3)%

PERFORMANCE RATIOS: (annualized)
Return on average assets (a)(b)	1.52%	1.69%	0.99%	(10.1)%	53.5%
Return on average shareholders' equity (a)(b)	15.02%	16.84%	10.13%	(10.8)%	48.3%
Yield on loans	4.90%	4.94%	4.63%	(0.8)%	5.8%
Yield on investment securities	2.73%	2.62%	2.44%	4.2%	11.9%
Yield on money markets	1.99%	1.63%	1.05%	22.1%	89.5%
Yield on earning assets	4.39%	4.40%	4.02%	(0.2)%	9.2%
Cost of interest bearing deposits	0.64%	0.54%	0.44%	18.5%	45.5%
Cost of borrowings	1.84%	1.72%	2.38%	7.0%	(22.7)%
Cost of paying liabilities	0.79%	0.71%	0.80%	11.3%	(1.3)%
Net interest margin (g)	3.81%	3.87%	3.42%	(1.6)%	11.4%
Efficiency ratio (g)	59.23%	58.74%	60.68%	0.8%	(2.4)%

OTHER RATIOS (NON - GAAP):
Annualized return on average tangible assets (a)(b)(e)	1.53%	1.71%	1.00%	(10.5)%	53.0%
Annualized return on average tangible equity (a)(b)(c)	16.61%	18.64%	11.21%	(10.9)%	48.2%
Tangible book value per share (d)	$44.77	$44.47	$44.45	0.7%	0.7%

N.M. - Not meaningful
Note: Explanations for footnotes (a) - (g) are included at the end of the financial highlights.

Park National Corporation
50 N. Third Street, Newark, Ohio 43055
www.parknationalcorp.com

PARK NATIONAL CORPORATION
Financial Highlights (continued)
As of or for the three months ended June 30, 2018, March 31, 2018, and June 30, 2017

				Percent change vs.
BALANCE SHEET:	June 30, 2018	March 31, 2018	June 30, 2017	1Q '18	2Q '17

Investment securities	$1,513,238	$1,464,356	$1,579,934	3.3%	(4.2)%
Loans	5,324,974	5,292,349	5,365,437	0.6%	(0.8)%
Allowance for loan losses	49,452	48,969	53,822	1.0%	(8.1)%
Goodwill	72,334	72,334	72,334	—%	—%
Other real estate owned (OREO)	5,729	9,055	14,881	(36.7)%	(61.5)%
Total assets	7,462,156	7,518,970	7,832,092	(0.8)%	(4.7)%
Total deposits	6,015,844	6,084,294	5,961,576	(1.1)%	0.9%
Borrowings	631,139	624,090	1,046,176	1.1%	(39.7)%
Total shareholders' equity	755,088	752,774	752,248	0.3%	0.4%
Tangible equity (d)	682,754	680,440	679,914	0.3%	0.4%
Nonperforming loans	98,867	86,205	110,904	14.7%	(10.9)%
Nonperforming assets	104,596	99,117	125,785	5.5%	(16.8)%

ASSET QUALITY RATIOS:
Loans as a % of period end total assets	71.36%	70.39%	68.51%	1.4%	4.2%
Nonperforming loans as a % of period end loans	1.86%	1.63%	2.07%	14.1%	(10.1)%
Nonperforming assets as a % of period end loans + OREO + other nonperforming assets	1.96%	1.87%	2.34%	4.8%	(16.2)%
Allowance for loan losses as a % of period end loans	0.93%	0.93%	1.00%	—%	(7.0)%
Net loan charge-offs	$903	$1,279	$681	(29.4)%	32.6%
Annualized net loan charge-offs as a % of average loans (a)	0.07%	0.10%	0.05%	(30.0)%	40.0%

CAPITAL & LIQUIDITY:
Total shareholders' equity / Period end total assets	10.12%	10.01%	9.60%	1.1%	5.4%
Tangible equity (d) / Tangible assets (f)	9.24%	9.14%	8.76%	1.1%	5.5%
Average shareholders' equity / Average assets (a)	10.11%	10.06%	9.74%	0.5%	3.8%
Average shareholders' equity / Average loans (a)	14.26%	14.14%	14.14%	0.8%	0.8%
Average loans / Average deposits (a)	88.23%	89.39%	90.21%	(1.3)%	(2.2)%

Park National Corporation
50 N. Third Street, Newark, Ohio 43055
www.parknationalcorp.com

PARK NATIONAL CORPORATION
Financial Highlights
Six months ended June 30, 2018 and 2017

	2018	2017
(in thousands, except share and per share data)	Six months ended June 30	Six months ended June 30	Percent change vs '17
INCOME STATEMENT:
Net interest income	$129,592	$118,730	9.1%
Provision for loan losses	1,646	5,457	(69.8)%
Other income	50,145	39,654	26.5%
Other expense	106,842	98,464	8.5%
Income before income taxes	$71,249	$54,463	30.8%
Income taxes	11,885	15,164	(21.6)%
Net income	$59,364	$39,299	51.1%

MARKET DATA:
Earnings per common share - basic (b)	$3.88	$2.57	51.0%
Earnings per common share - diluted (b)	3.85	2.55	51.0%
Cash dividends per common share	2.15	1.88	14.4%

Weighted average common shares - basic (a)	15,286,932	15,304,572	(0.1)%
Weighted average common shares - diluted (a)	15,424,585	15,415,765	0.1%

PERFORMANCE RATIOS: (annualized)
Return on average assets (a)(b)	1.61%	1.04%	54.8%
Return on average shareholders' equity (a)(b)	15.92%	10.58%	50.5%
Yield on loans	4.92%	4.63%	6.3%
Yield on investment securities	2.68%	2.43%	10.3%
Yield on money markets	1.76%	0.99%	77.8%
Yield on earning assets	4.39%	4.04%	8.7%
Cost of interest bearing deposits	0.59%	0.40%	47.5%
Cost of borrowings	1.78%	2.37%	(24.9)%
Cost of paying liabilities	0.75%	0.78%	(3.8)%
Net interest margin (g)	3.84%	3.46%	11.0%
Efficiency ratio (g)	58.98%	61.30%	(3.8)%

ASSET QUALITY RATIOS:
Net loan charge-offs	2,182	2,259	(3.4)%
Annualized net loan charge-offs as a % of average loans (a)	0.08%	0.09%	(11.1)%

CAPITAL & LIQUIDITY:
Average shareholders' equity / Average assets (a)	10.08%	9.79%	3.0%
Average shareholders' equity / Average loans (a)	14.20%	14.12%	0.6%
Average loans / Average deposits (a)	88.80%	91.31%	(2.7)%

OTHER RATIOS (NON - GAAP):
Annualized return on average tangible assets (a)(b)(e)	1.62%	1.05%	54.3%
Annualized return on average tangible equity (a)(b)(c)	17.62%	11.72%	50.3%

N.M. - Not meaningful
Note: Explanations (a) - (g) are included at the end of the financial highlights.

Park National Corporation
50 N. Third Street, Newark, Ohio 43055
www.parknationalcorp.com

PARK NATIONAL CORPORATION
Financial Highlights (continued)

(a) Averages are for the three months ended June 30, 2018, March 31, 2018 and June 30, 2017 and the six months ended June 30, 2018 and June 30, 2017.

(b) Reported measure uses net income.

(c) Net income for each period divided by average tangible equity during the period. Average tangible equity equals average shareholders' equity during the applicable period less average goodwill during the applicable period.

RECONCILIATION OF AVERAGE SHAREHOLDERS' EQUITY TO AVERAGE TANGIBLE EQUITY:
	THREE MONTHS ENDED			SIX MONTHS ENDED
	June 30, 2018	March 31, 2018	June 30, 2017	June 30, 2018	June 30, 2017
AVERAGE SHAREHOLDERS' EQUITY	$754,101	$749,627	$753,373	$751,876	$748,732
Less: Average goodwill	72,334	72,334	72,334	72,334	72,334
AVERAGE TANGIBLE EQUITY	$681,767	$677,293	$681,039	$679,542	$676,398

(d) Tangible equity divided by common shares outstanding at period end. Tangible equity equals total shareholders' equity less goodwill, in each case at the end of the period.

RECONCILIATION OF TOTAL SHAREHOLDERS' EQUITY TO TANGIBLE EQUITY:
	June 30, 2018	March 31, 2018	June 30, 2017
TOTAL SHAREHOLDERS' EQUITY	$755,088	$752,774	$752,248
Less: Goodwill	72,334	72,334	72,334
TANGIBLE EQUITY	$682,754	$680,440	$679,914

(e) Net income for each period divided by average tangible assets during the period. Average tangible assets equals average assets less average goodwill, in each case during the applicable period.

RECONCILIATION OF AVERAGE ASSETS TO AVERAGE TANGIBLE ASSETS:
	THREE MONTHS ENDED			SIX MONTHS ENDED
	June 30, 2018	March 31, 2018	June 30, 2017	June 30, 2018	June 30, 2017
AVERAGE ASSETS	$7,459,748	$7,455,065	$7,736,884	$7,457,419	$7,648,777
Less: Average goodwill	72,334	72,334	72,334	72,334	72,334
AVERAGE TANGIBLE ASSETS	$7,387,414	$7,382,731	$7,664,550	$7,385,085	$7,576,443

(f) Tangible equity divided by tangible assets. Tangible assets equals total assets less goodwill, in each case at the end of the period.

RECONCILIATION OF TOTAL ASSETS TO TANGIBLE ASSETS:
	June 30, 2018	March 31, 2018	June 30, 2017
TOTAL ASSETS	$7,462,156	$7,518,970	$7,832,092
Less: Goodwill	72,334	72,334	72,334
TANGIBLE ASSETS	$7,389,822	$7,446,636	$7,759,758

(g) Efficiency ratio is calculated by dividing total other expense by the sum of fully taxable equivalent net interest income and other income. Fully taxable equivalent net interest income reconciliation is shown below assuming a 21% corporate federal tax rate for 2018 and a 35% corporate federal tax rate for 2017. Additionally, net interest margin is calculated on a fully taxable equivalent basis by dividing fully taxable equivalent net interest income by average interest earning assets.

RECONCILIATION OF FULLY TAXABLE EQUIVALENT NET INTEREST INCOME TO NET INTEREST INCOME
	THREE MONTHS ENDED			SIX MONTHS ENDED
	June 30, 2018	March 31, 2018	June 30, 2017	June 30, 2018	June 30, 2017
Interest income	$74,691	$73,714	$70,476	$148,405	$139,231
Fully taxable equivalent adjustment	705	701	1,185	1,406	2,248
Fully taxable equivalent interest income	$75,396	$74,415	$71,661	$149,811	$141,479
Interest expense	9,949	8,864	10,698	18,813	20,501
Fully taxable equivalent net interest income	$65,447	$65,551	$60,963	$130,998	$120,978

Park National Corporation
50 N. Third Street, Newark, Ohio 43055
www.parknationalcorp.com

PARK NATIONAL CORPORATION
Consolidated Statements of Income

	Three Months Ended		Six Months Ended
	June 30,		June 30,
(in thousands, except share and per share data)	2018	2017	2018	2017

Interest income:
Interest and fees on loans	$64,496	$61,222	128,898	121,130
Interest on:
Obligations of U.S. Government, its agencies
and other securities - taxable	7,746	6,892	14,513	14,030
Obligations of states and political subdivisions - tax-exempt	2,178	1,664	4,352	3,124
Other interest income	271	698	642	947
Total interest income	74,691	70,476	148,405	139,231

Interest expense:
Interest on deposits:
Demand and savings deposits	4,107	2,291	7,397	3,905
Time deposits	2,886	2,457	5,437	4,618
Interest on borrowings	2,956	5,950	5,979	11,978
Total interest expense	9,949	10,698	18,813	20,501

Net interest income	64,742	59,778	129,592	118,730

Provision for loan losses	1,386	4,581	1,646	5,457

Net interest income after provision for loan losses	63,356	55,197	127,946	113,273

Other income	23,242	20,699	50,145	39,654

Other expense	52,534	49,554	106,842	98,464

Income before income taxes	34,064	26,342	71,249	54,463

Federal income taxes	5,823	7,310	11,885	15,164

Net income	$28,241	$19,032	59,364	39,299

Per Common Share:
Net income - basic	$1.85	$1.24	$3.88	$2.57
Net income - diluted	$1.83	$1.24	$3.85	$2.55

Weighted average shares - basic	15,285,532	15,297,085	15,286,932	15,304,572
Weighted average shares - diluted	15,417,607	15,398,865	15,424,585	15,415,765

Cash Dividends Declared	$1.21	$0.94	$2.15	$1.88

Park National Corporation
50 N. Third Street, Newark, Ohio 43055
www.parknationalcorp.com

PARK NATIONAL CORPORATION
Consolidated Balance Sheets

(in thousands, except share data)	June 30, 2018	December 31, 2017

Assets

Cash and due from banks	$122,915	$131,946
Money market instruments	23,244	37,166
Investment securities	1,513,238	1,512,824
Loans	5,324,974	5,372,483
Allowance for loan losses	(49,452)	(49,988)
Loans, net	5,275,522	5,322,495
Bank premises and equipment, net	55,555	55,901
Goodwill	72,334	72,334
Other real estate owned	5,729	14,190
Other assets	393,619	390,764
Total assets	$7,462,156	$7,537,620

Liabilities and Shareholders' Equity

Deposits:
Noninterest bearing	$1,591,962	$1,633,941
Interest bearing	4,423,882	4,183,385
Total deposits	6,015,844	5,817,326
Borrowings	631,139	906,289
Other liabilities	60,085	57,904
Total liabilities	$6,707,068	$6,781,519

Shareholders' Equity:
Preferred shares (200,000 shares authorized; no shares outstanding at June 30, 2018 and December 31, 2017)	$—	$—
Common shares (No par value; 20,000,000 shares authorized in 2018 and 2017; 16,150,732 shares issued at June 30, 2018 and 16,150,752 shares issued at December 31, 2017)	308,144	307,726
Accumulated other comprehensive loss, net of taxes	(55,009)	(26,454)
Retained earnings	593,512	561,908
Treasury shares (899,637 shares at June 30, 2018 and 862,558 at December 31, 2017)	(91,559)	(87,079)
Total shareholders' equity	$755,088	$756,101
Total liabilities and shareholders' equity	$7,462,156	$7,537,620

Park National Corporation
50 N. Third Street, Newark, Ohio 43055
www.parknationalcorp.com

PARK NATIONAL CORPORATION
Consolidated Average Balance Sheets

	Three Months Ended		Six Months Ended
	June 30,		June 30,
(in thousands)	2018	2017	2018	2017

Assets

Cash and due from banks	$118,870	$108,317	$118,561	$113,931
Money market instruments	54,551	265,791	73,437	192,800
Investment securities	1,506,699	1,553,811	1,478,564	1,559,861
Loans	5,289,056	5,327,114	5,295,814	5,302,961
Allowance for loan losses	(49,750)	(50,700)	(50,168)	(50,771)
Loans, net	5,239,306	5,276,414	5,245,646	5,252,190
Bank premises and equipment, net	56,109	56,949	56,307	57,407
Goodwill	72,334	72,334	72,334	72,334
Other real estate owned	8,416	14,460	10,962	14,104
Other assets	403,463	388,808	401,608	386,150
Total assets	$7,459,748	$7,736,884	$7,457,419	$7,648,777

Liabilities and Shareholders' Equity

Deposits:
Noninterest bearing	$1,602,228	$1,534,272	$1,585,742	$1,516,910
Interest bearing	4,392,733	4,370,710	4,378,091	4,290,900
Total deposits	5,994,961	5,904,982	5,963,833	5,807,810
Borrowings	645,909	1,003,505	678,296	1,019,005
Other liabilities	64,777	75,024	63,414	73,230
Total liabilities	$6,705,647	$6,983,511	$6,705,543	$6,900,045

Shareholders' Equity:
Preferred shares	$—	$—	$—	$—
Common shares	307,689	305,892	307,714	305,900
Accumulated other comprehensive loss, net of taxes	(54,184)	(13,814)	(47,965)	(15,514)
Retained earnings	588,170	547,547	579,448	543,763
Treasury shares	(87,574)	(86,252)	(87,321)	(85,417)
Total shareholders' equity	$754,101	$753,373	$751,876	$748,732
Total liabilities and shareholders' equity	$7,459,748	$7,736,884	$7,457,419	$7,648,777

Park National Corporation
50 N. Third Street, Newark, Ohio 43055
www.parknationalcorp.com

PARK NATIONAL CORPORATION
Consolidated Statements of Income - Linked Quarters

	2018	2018	2017	2017	2017
(in thousands, except per share data)	2nd QTR	1st QTR	4th QTR	3rd QTR	2nd QTR

Interest income:
Interest and fees on loans	$64,496	$64,402	$64,447	$63,110	$61,222
Interest on:
Obligations of U.S. Government, its agencies and other securities - taxable	7,746	6,767	6,653	6,757	6,892
Obligations of states and political subdivisions - tax-exempt	2,178	2,174	2,112	1,974	1,664
Other interest income	271	371	757	1,383	698
Total interest income	74,691	73,714	73,969	73,224	70,476

Interest expense:
Interest on deposits:
Demand and savings deposits	4,107	3,290	2,677	2,882	2,291
Time deposits	2,886	2,551	2,490	2,521	2,457
Interest on borrowings	2,956	3,023	5,324	6,270	5,950
Total interest expense	9,949	8,864	10,491	11,673	10,698

Net interest income	64,742	64,850	63,478	61,551	59,778

Provision for (recovery of) loan losses	1,386	260	(183)	3,283	4,581

Net interest income after provision for (recovery of) loan losses	63,356	64,590	63,661	58,268	55,197

Other income	23,242	26,903	23,238	23,537	20,699

Other expense	52,534	54,308	53,439	51,259	49,554

Income before income taxes	34,064	37,185	33,460	30,546	26,342

Federal income taxes	5,823	6,062	10,629	8,434	7,310

Net income	$28,241	$31,123	$22,831	$22,112	$19,032

Per Common Share:
Net income - basic	$1.85	$2.04	$1.49	$1.45	$1.24
Net income - diluted	$1.83	$2.02	$1.48	$1.44	$1.24

Park National Corporation
50 N. Third Street, Newark, Ohio 43055
www.parknationalcorp.com

PARK NATIONAL CORPORATION
Detail of other income and other expense - Linked Quarters

	2018	2018	2017	2017	2017
(in thousands)	2nd QTR	1st QTR	4th QTR	3rd QTR	2nd QTR

Other income:
Income from fiduciary activities	$6,666	$6,395	$6,264	$5,932	$6,025
Service charges on deposits	2,826	2,922	3,142	3,216	3,156
Other service income	3,472	4,172	3,554	3,357	3,447
Checkcard fee income	4,382	4,002	4,023	3,974	4,040
Bank owned life insurance income	1,031	1,009	1,068	1,573	1,114
ATM fees	510	524	545	605	561
OREO valuation adjustments	(114)	(207)	(91)	(22)	(272)
(Loss) gain on the sale of OREO, net	(147)	4,321	47	51	53
Net (loss) gain on sale of investment securities	—	(2,271)	1,794	—	27
Unrealized gain on equity securities	304	3,489	—	—	—
Other components of net periodic benefit income	1,705	1,705	1,450	1,448	1,448
Miscellaneous	2,607	842	1,442	3,403	1,100
Total other income	$23,242	$26,903	$23,238	$23,537	$20,699

Other expense:
Salaries	$24,103	$25,320	$23,157	$23,302	$23,001
Employee benefits	7,630	7,029	6,320	5,943	6,206
Occupancy expense	2,570	2,936	2,442	2,559	2,565
Furniture and equipment expense	4,013	4,149	4,198	3,868	3,640
Data processing fees	1,902	1,773	1,690	1,919	1,676
Professional fees and services	6,123	6,190	7,886	6,100	6,018
Marketing	1,185	1,218	1,112	1,122	1,084
Insurance	1,196	1,428	1,768	1,499	1,517
Communication	1,189	1,250	1,228	1,110	1,155
State tax expense	958	1,105	665	912	943
Miscellaneous	1,665	1,910	2,973	2,925	1,749
Total other expense	$52,534	$54,308	$53,439	$51,259	$49,554

Park National Corporation
50 N. Third Street, Newark, Ohio 43055
www.parknationalcorp.com

PARK NATIONAL CORPORATION
Asset Quality Information

			Year ended December 31,
(in thousands, except ratios)	June 30, 2018	March 31, 2018	2017	2016	2015	2014

Allowance for loan losses:
Allowance for loan losses, beginning of period	$48,969	$49,988	$50,624	$56,494	$54,352	$59,468
Charge-offs	2,716	3,450	19,403	20,799	14,290	24,780	(A)
Recoveries	1,813	2,171	10,210	20,030	11,442	26,997
Net charge-offs (recoveries)	903	1,279	9,193	769	2,848	(2,217)
Provision for (recovery of) loan losses	1,386	260	8,557	(5,101)	4,990	(7,333)
Allowance for loan losses, end of period	$49,452	$48,969	$49,988	$50,624	$56,494	$54,352
(A) Year ended December 31, 2014 included $4.3 million in charge-offs related to the transfer of $22.0 million of commercial loans to the held for sale portfolio.

General reserve trends:
Allowance for loan losses, end of period	$49,452	$48,969	$49,988	$50,624	$56,494	$54,352
Specific reserves	1,396	1,207	684	548	4,191	3,660
General reserves	$48,056	$47,762	$49,304	$50,076	$52,303	$50,692

Total loans	$5,324,974	$5,292,349	$5,372,483	$5,271,857	$5,068,085	$4,829,682
Impaired commercial loans	61,705	50,292	56,545	70,415	80,599	73,676
Total loans less impaired commercial loans	$5,263,269	$5,242,057	$5,315,938	$5,201,442	$4,987,486	$4,756,006

Asset Quality Ratios:
Net charge-offs (recoveries) as a % of average loans (annualized)	0.07%	0.10%	0.17%	0.02%	0.06%	(0.05)%
Allowance for loan losses as a % of period end loans	0.93%	0.93%	0.93%	0.96%	1.11%	1.13%
General reserves as a % of total loans less impaired commercial loans	0.91%	0.91%	0.93%	0.96%	1.05%	1.07%

Nonperforming Assets - Park National Corporation:
Nonaccrual loans	$81,124	$66,151	$72,056	$87,822	$95,887	$100,393
Accruing troubled debt restructuring	16,306	18,682	20,111	18,175	24,979	16,254
Loans past due 90 days or more	1,437	1,372	1,792	2,086	1,921	2,641
Total nonperforming loans	$98,867	$86,205	$93,959	$108,083	$122,787	$119,288
Other real estate owned - Park National Bank	3,280	4,846	6,524	6,025	7,456	10,687
Other real estate owned - SEPH	2,449	4,209	7,666	7,901	11,195	11,918
Other nonperforming assets - Park National Bank	—	3,857	4,849	—	—	—
Total nonperforming assets	$104,596	$99,117	$112,998	$122,009	$141,438	$141,893
Percentage of nonaccrual loans to period end loans	1.52%	1.25%	1.34%	1.67%	1.89%	2.08%
Percentage of nonperforming loans to period end loans	1.86%	1.63%	1.75%	2.05%	2.42%	2.47%
Percentage of nonperforming assets to period end loans	1.96%	1.87%	2.10%	2.31%	2.79%	2.94%
Percentage of nonperforming assets to period end total assets	1.40%	1.32%	1.50%	1.63%	1.93%	2.03%

Park National Corporation
50 N. Third Street, Newark, Ohio 43055
www.parknationalcorp.com

PARK NATIONAL CORPORATION
Asset Quality Information (continued)

			Year ended December 31,
(in thousands, except ratios)	June 30, 2018	March 31, 2018	2017	2016	2015	2014

Nonperforming Assets - Park National Bank and Guardian:
Nonaccrual loans	$79,489	$66,151	$61,753	$76,084	$81,468	$77,477
Accruing troubled debt restructuring	16,306	18,682	20,111	18,175	24,979	16,157
Loans past due 90 days or more	1,437	1,372	1,792	2,086	1,921	2,641
Total nonperforming loans	$97,232	$86,205	$83,656	$96,345	$108,368	$96,275
Other real estate owned - Park National Bank	3,280	4,846	6,524	6,025	7,456	10,687
Other nonperforming assets - Park National Bank	—	3,857	4,849	—	—	—
Total nonperforming assets	$100,512	$94,908	$95,029	$102,370	$115,824	$106,962
Percentage of nonaccrual loans to period end loans	1.49%	1.25%	1.15%	1.45%	1.61%	1.61%
Percentage of nonperforming loans to period end loans	1.83%	1.63%	1.56%	1.83%	2.14%	2.00%
Percentage of nonperforming assets to period end loans	1.89%	1.79%	1.77%	1.95%	2.29%	2.23%
Percentage of nonperforming assets to period end total assets	1.36%	1.27%	1.27%	1.38%	1.60%	1.55%

Nonperforming Assets - SEPH/Vision Bank (retained portfolio):
Nonaccrual loans	$1,635	$—	$10,303	$11,738	$14,419	$22,916
Accruing troubled debt restructuring	—	—	—	—	—	97
Loans past due 90 days or more	—	—	—	—	—	—
Total nonperforming loans	$1,635	$—	$10,303	$11,738	$14,419	$23,013
Other real estate owned - SEPH	2,449	4,209	7,666	7,901	11,195	11,918
Total nonperforming assets	$4,084	$4,209	$17,969	$19,639	$25,614	$34,931

New nonaccrual loan information - Park National Corporation
Nonaccrual loans, beginning of period	$66,151	$72,056	$87,822	$95,887	$100,393	$135,216
New nonaccrual loans	27,920	23,075	58,753	74,786	80,791	70,059
Resolved nonaccrual loans	12,947	28,980	74,519	82,851	85,165	86,384
Sale of nonaccrual loans held for sale	—	—	—	—	132	18,498
Nonaccrual loans, end of period	$81,124	$66,151	$72,056	$87,822	$95,887	$100,393

New nonaccrual loan information - Park National Bank and Guardian
Nonaccrual loans, beginning of period	$66,151	$61,753	$76,084	$81,468	$77,477	$99,108
New nonaccrual loans - Ohio-based operations	26,285	23,075	58,753	74,663	80,791	69,389
Resolved nonaccrual loans	12,947	18,677	73,084	80,047	76,800	78,288
Sale of nonaccrual loans held for sale	—	—	—	—	—	12,732
Nonaccrual loans, end of period	$79,489	$66,151	$61,753	$76,084	$81,468	$77,477

New nonaccrual loan information - SEPH/Vision Bank (retained portfolio)
Nonaccrual loans, beginning of period	$—	$10,303	$11,738	$14,419	$22,916	$36,108
New nonaccrual loans - SEPH/Vision Bank	1,635	—	—	123	—	670
Resolved nonaccrual loans	—	10,303	1,435	2,804	8,365	8,096
Sale of nonaccrual loans held for sale	—	—	—	—	132	5,766
Nonaccrual loans, end of period	$1,635	$—	$10,303	$11,738	$14,419	$22,916

Impaired Commercial Loan Portfolio Information (period end):
Unpaid principal balance	$73,089	$60,264	$66,585	$95,358	$109,304	$106,156
Prior charge-offs	11,384	9,972	10,040	24,943	28,705	32,480
Remaining principal balance	61,705	50,292	56,545	70,415	80,599	73,676
Specific reserves	1,396	1,207	684	548	4,191	3,660
Book value, after specific reserves	$60,309	$49,085	$55,861	$69,867	$76,408	$70,016

Park National Corporation
50 N. Third Street, Newark, Ohio 43055
www.parknationalcorp.com